Exhibit 99.1

PFF BANCORP TO COMMENCE TRADING ON THE OTC BULLETIN BOARD

RANCHO CUCAMONGA, Calif., July 25 — PFF Bancorp, Inc. (NYSE: PFB) (“PFF Bancorp” or the “Company”), the holding company of PFF Bank & Trust, Glencrest Investment Advisors, Inc., and Diversified Builder Services, Inc., today announced that arrangements for the transition of trading of the Company’s common stock from the New York Stock Exchange (“NYSE”) to the over-the-counter market have been completed. Trading on the NYSE and the Company’s trading symbol “PFB” will be discontinued as of the close of the market on July 25, 2008. Effective Monday, July 28, 2008, the Company’s stock will be traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol “PFFB.”

The transition to the over-the-counter market will have no effect on PFF Bancorp’s previously announced agreement to be acquired by FBOP Corporation.

Important Additional Information About the Merger

This communication is being made, in part, in respect of the proposed business combination involving PFF Bancorp, Inc. and FBOP Corporation. In connection with the proposed transactions, PFF Bancorp, Inc. has filed with the SEC a preliminary proxy statement and other documents regarding the proposed transactions, and plans to file with the SEC a definitive proxy statement as well as other documents regarding the proposed transactions. The definitive proxy statement will be mailed to stockholders of PFF Bancorp, Inc. SECURITY HOLDERS OF PFF BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Security holders may obtain free copies of the preliminary proxy statement and other documents filed with the SEC by PFF Bancorp, Inc., and will be able to obtain free copies of the definitive proxy statement (when available) and other relevant documents to be filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Free copies of the preliminary proxy statement (and the definitive proxy statement when available) and other documents filed with the SEC are also available on the investor relations portion of PFF Bancorp’s website at www.pffbancorp.com

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended March 31, 2008, which was filed with the SEC on June 19, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement and will be contained in other relevant materials to be filed with the SEC (and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available).

Forward-Looking Statements

Certain matters discussed in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market and statements regarding the Company’s strategic objectives. These forward-looking statements are based upon current management expectations and may therefore involve risks and uncertainties. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, the California real estate market, competitive conditions in the business and geographic areas in which the Company conducts its business, regulatory actions or changes, actions by lenders and customers, the risk that the merger is not consummated due to failure to receive regulatory approval, stockholder approval or due to other events, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended March 31, 2008. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Contact

PFF Bancorp

Kevin McCarthy, President and CEO,

or

Gregory C. Talbott, Senior Executive Vice President, COO/CFO

1-909-941-5400